Committed Charter Income (Detail) (Fair Value, Concentration of Risk, Market Risk Management, Effects on Income or Net Assets, Charter Income, USD $)	Dec. 31, 2014
Fair Value, Concentration of Risk, Market Risk Management, Effects on Income or Net Assets | Charter Income
Concentration Risk [Line Items]
2015:	$ 104,046,213
2016:	28,499,776
2017:	18,449,655
2018:	18,449,655
2019:	$ 18,449,655